SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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THE CALDWELL & ORKIN FUNDS, INC.
Name of the Registrant as Specified In Its Charter

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THE CALDWELL & ORKIN FUNDS, INC.
5185 Peachtree Parkway, Suite 370
Norcross, Georgia 30092-6541

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON __________, 2009

To the Shareholders of The Caldwell & Orkin Funds, Inc.:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Caldwell & Orkin Market Opportunity Fund, the only series of The Caldwell & Orkin Funds, Inc. (the “Fund”), will be held at 5185 Peachtree Parkway, Suite 370, Norcross, Georgia 30092-6541 on __________, 2009 at __________, Eastern Time, for the following purposes:

1. To approve an amendment to the management agreement with C&O Funds Advisor, Inc. (the “Manager”); and

2. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

The Directors of the Fund have fixed the close of business on __________, 2009 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.

                SHAREHOLDERS ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES.  AS AN ALTERNATIVE TO USING THE PAPER PROXY CARD TO VOTE, YOU MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET.  INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE ENCLOSED PROXY CARD.

Should you have any questions regarding this proxy statement, please call our toll-free proxy information line at 1-866-340-7108, Monday through Friday, 9:00 A.M. to 9:00 P.M. Eastern Time.

By Order of the Directors,

/s/ Michael B. Orkin
Michael B. Orkin
President

Norcross, Georgia
Dated: __________, 2009

THE CALDWELL & ORKIN FUNDS, INC.
5185 Peachtree Parkway, Suite 370
Norcross, Georgia 30092-6541

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS

INTRODUCTION

     This Proxy Statement is being furnished to shareholders of the Caldwell & Orkin Market Opportunity Fund, the only series of The Caldwell & Orkin Funds, Inc., a Maryland corporation (the “Fund”), in connection with the solicitation of proxies from the Fund’s shareholders by the Board of Directors of the Fund (the “Board”) to be voted at a Special Meeting of Shareholders (the “Meeting”), and at any and all adjournments thereof. The Meeting will be held at be held at 5185 Peachtree Parkway, Suite 370, Norcross, Georgia 30092-6541, on __________, 2009 at __________, Eastern Time, or at such other place and/or time as the Board may determine. Notice of any change in the place and/or time of the Meeting will be given to shareholders of the Fund not less than ten days prior to the Meeting. Copies of this Proxy Statement were first mailed to shareholders of the Fund on or about __________, 2009.

     The Board has fixed the close of business on __________, 2009 (the “Record Date”) as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournment(s) thereof. Shareholders of record of the Fund as of the Record Date will be entitled to one vote for each share held and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote, with no shares having cumulative voting rights. As of __________, 2009, the Fund had issued and outstanding __________ shares of common stock.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions thereon or otherwise as provided therein. Unless instructions to the contrary are marked thereon, proxies will be voted in favor of the proposal referred to on the form of proxy, and in accordance with the discretion of the proxy holders on any other matter that may properly come before the Meeting. Any shareholder giving a proxy has the power to revoke it at any time before it is voted by delivering to the Secretary of the Fund either an instrument revoking the proxy or a duly executed proxy bearing a later date. Proxies may also be revoked by any shareholder present at the Meeting who expresses a desire to vote his proxy in person.

     One third of the Fund’s outstanding shares on the Record Date constitutes a quorum and must be present, in person or by proxy, to transact business at the Meeting. If a quorum is not present at the Meeting, the meeting may be adjourned to permit further solicitations of proxies upon an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present and entitled to vote for purposes of determining whether a quorum is present and will not have an effect on the outcome of a vote on adjournment. In addition, abstentions and broker non-votes will not be voted for any proposal and, as a result, will be a vote against any proposal where the required vote is a percentage of the shares outstanding. Therefore, with respect to Proposal 1, abstentions and broker non-votes have the effect of a vote “against” such proposal.

GENERAL INFORMATION

     Set forth below is a summary of important information regarding the management, administration and share ownership of the Fund. The proposal to be voted upon is described after this summary information.

     Management. The Fund is managed by C&O Funds Advisor, Inc. (the “Manager”), subject to the oversight of the Fund’s Board. The principal executive officers of the Fund and their principal occupations for at least the past five years are set forth directly below. Unless otherwise noted, the address of each executive officer is 5185 Peachtree Parkway, Suite 370, Norcross, Georgia 30092-6541.

     Michael B. Orkin, President.* Mr. Orkin is the Chief Executive Officer and sole shareholder of Caldwell & Orkin, Inc., where he has been a portfolio manager since 1985. Mr. Orkin is also President of the Manager and has been primarily responsible for the day-to-day management of the Fund’s portfolio since August 24, 1992. He is President, Chief Executive Officer and Chairman of the Investment Policy committee. Mr. Orkin was formerly an assistant portfolio manager with Pacific Equity Management, as well as an analyst for both Oppenheimer Capital Corporation and Ned Davis Research. Mr. Orkin is a Chartered Financial Analyst. Mr. Orkin is 50 years old.

     William C. Horne, Treasurer and Chief Compliance Officer.* Mr. Horne is the Director of Client Services and Chief Compliance Officer of Caldwell & Orkin, Inc. He is also Chief Compliance Officer and Treasurer of the Manager. Prior to joining Caldwell & Orkin, Inc. in November, 1996, Mr. Horne was a Corporate Financial Analyst for Sivaco Wire Group, Atlanta, GA, and U.S. Operations Controller for Atex, Inc., Atlanta, GA. Mr. Horne is 51 years old.

     David R. Bockel, Secretary and Assistant Treasurer.* Mr. Bockel is an Assistant Portfolio Manager for Caldwell & Orkin, Inc. He is also Secretary of the Manager. Prior to joining Caldwell & Orkin, Inc. in March, 2000, Mr. Bockel was a Client Service Representative at Fidelity National Bank in Atlanta, GA. Mr. Bockel is 32 years old.

     An “*” by an individual’s name denotes an “interested person” of the Fund as defined by the Investment Company Act of 1940, as amended (the “1940 Act”).

     Investment Adviser. C&O Funds Advisor, Inc. is the investment adviser to the Fund and manages the Fund’s investment portfolio on a daily basis, subject to review by the Board. The Manager was formed in 1986 and is a wholly-owned subsidiary of Caldwell & Orkin, Inc. Mr. Orkin is the sole owner and director of Caldwell & Orkin, Inc. He also serves as the sole director of the Manager. Caldwell & Orkin, Inc., formed in 1982, presently provides investment advisory services to individual investors and other institutions, and has funds under management of approximately $512 million as of September 30, 2009, including assets held by the Fund. The Manager is an independent investment counsel firm with its offices located at 5185 Peachtree Parkway, Suite 370, Norcross, Georgia 30092-6541. Messrs. Orkin, Horne and Bockel serve as the officers of the Fund and are employees of the Manager, as described above. Other than management fees and the reimbursement to the Manager for a portion of the compensation of the Fund’s Chief Compliance Officer, which portion amounted to $44,917.00 for the Fund’s last fiscal year, the Fund does not pay any fees to any affiliates of the Manager for services provided to the Fund.

     Other Service Providers. IFS Fund Distributors, Inc. (“IFS”) is the current principal underwriter of the Fund (the “Distributor”) under a Distribution Agreement. The Distribution Agreement obligates the Distributor to provide certain services to the Fund in connection with the offering of the shares of the Fund. The principal office of IFS is located at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202. On or about November 16, 2009, ALPS Distributors, Inc. (“ADI”) will succeed IFS as the Fund’s Distributor under a new Distribution Agreement. The principal office of ADI is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Accounting and transfer agency services are provided to the Fund by JP Morgan (“JPM”), the principal address of which is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202. On or about November 16, 2009, accounting services will be provided by ALPS Fund Services, Inc. (“ALPS”), the principal address of which is 1290 Broadway, Suite 1100, Denver, Colorado 80203. Additionally, ALPS will be providing fund administration services to the Fund as of that date. It is also expected that ALPS will start providing transfer agency services to the Fund in the first quarter of 2010.

J.P. Morgan Chase Bank, N.A. (the “Custodian”), the principal address of which is 1111 Polaris Parkway, Suite 3J, Columbus, Ohio 43240, acts as custodian of the Fund’s assets. The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the delivery of securities and collecting interest on the Fund’s investments.

     Security Ownership.  Information regarding the ownership of shares of the Fund by Fund management (directors and executive officers) and persons known to be record and beneficial owners of more than 5% of the outstanding shares of common stock of the Fund as of September 30, 2009 is set forth in the following tables.

Security Ownership by Certain Beneficial Owners (as of September 30, 2009)

Name and Address of Beneficial Owner	Number of Shares	Percent of Fund
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers 101 Montgomery Street San Francisco, CA 94104	7,067,027.041	34.23%

National Financial Services FBO Our Customers 200 Liberty Street New York, NY 10281	5,348,491.357	25.91%

Ameritrade, Inc. FBO Our Customers P.O. Box 2226 Omaha, NE 68103	1,626,278.109	7.88%

Trust Company of Illinois 1901 Butterfield Road Suite 1000 Downers Grove, IL 60515	1,310,096.390	6.35%

Security Ownership of Management (as of September 30, 2009)

Name and Address of Beneficial Owner	Number of Shares		Percent of Fund
Michael B. Orkin, Director, President 5185 Peachtree Parkway, Suite 370 Norcross, GA 30092-6541	256,080.122	(1)	1.24%

Frederick T. Blumer, Independent Director, Chairman 5185 Peachtree Parkway, Suite 370 Norcross, GA 30092-6541	14,108.223	(2)	0.07%

David L. Eager, Independent Director 5185 Peachtree Parkway, Suite 370 Norcross, GA 30092-6541	1,244.937	(3)	0.01%

James L. Underwood, Independent Director 5185 Peachtree Parkway, Suite 370 Norcross, GA 30092-6541	3,455.280	(4)	0.02%

David R. Bockel, Secretary, Assistant Treasurer 5185 Peachtree Parkway, Suite 370 Norcross, GA 30092-6541	2,592.988	(5)	0.01%

William C. Horne, Treasurer, Chief Compliance Officer 5185 Peachtree Parkway, Suite 370 Norcross, GA 30092-6541	6,093.479	(6)	0.03%

(1)
These shares consist of the following: 170,031.462 shares directly owned by Mr. Orkin, 11,758.503 shares owned by Mr. Orkin through his individual retirement account, 7,034.676 shares held by The Michael and Judy Orkin Foundation, 40,527.152 shares held in trust or custodial accounts for Mr. Orkin’s children with Mr. Orkin as trustee or custodian, and 26,728.329 shares held in Caldwell & Orkin, Inc.’s 401(k) plan as of the Plan’s December 31, 2008 valuation.  Additionally, Mr. Orkin controls 39,998.887 shares (which include his own shares) through Caldwell & Orkin, Inc.’s 401(k) Plan.

(2)
These shares consist of 8,357.859 shares owned by Mr. Blumer in his individual retirement account, 5,624.651 shares owned jointly with his wife, and 125.713 shares held in a custodial account for Mr. Blumer’s child with Mr. Blumer as custodian.

(3)	These shares are owned directly by Mr. Eager.

(4)	These shares are owned directly by Mr. Underwood.

(5)	These shares are owned directly by Mr. Bockel, and include 2,481.450 shares through Caldwell & Orkin, Inc.’s 401(k) Plan as of the Plan’s December 31, 2008 valuation.

(6)	These shares are owned directly by Mr. Horne, and include 4,553.044 shares through Caldwell & Orkin, Inc.’s 401(k) Plan as of the Plan’s December 31, 2008 valuation.

     SHAREHOLDERS MAY REQUEST COPIES OF THE FUND’S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, WITHOUT CHARGE, BY WRITING TO THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND, 5185 PEACHTREE PARKWAY, SUITE 370, NORCROSS, GEORGIA 30092-6541, OR BY CALLING TOLL-FREE 1-800-237-7073. SHAREHOLDERS MAY ALSO ACCESS COPIES OF THE FUND’S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, WITHOUT CHARGE, BY VISITING THE FUND’S WEBSITE AT WWW.CALDWELLORKIN.COM.

Ownership in Fund Affiliates.  None of the directors who are not interested persons of the Fund or the Manager (the “Independent Directors”) beneficially owns any other interest in any entity directly or indirectly controlling, controlled by, or under common control with the Manager or the Fund’s underwriter.

PROPOSAL 1:  Approval of the Proposed Amendment to the Fund’s Management Agreement.

               C&O Funds Advisor, Inc. provides investment management services to the Fund pursuant to its management agreement with the Fund dated November 16, 1993, as amended November 3, 2006 and December 10, 2008 (the “Management Agreement”), a copy of which is attached hereto as Exhibit A.

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the Board, including a majority of the Independent Directors, annually approve the terms of the Management Agreement.  At a regularly scheduled meeting of the Board held June 17, 2009, the Board, including all of the Independent Directors, considered and unanimously approved the continuance of the Management Agreement for an additional annual period ending at the next annual meeting of the Board in June 2010.  The Board, including all of the Independent Directors, also unanimously approved an amendment to the Management Agreement which will  increase  the advisory fee paid to the Manager (the “Proposed Amendment”), subject to shareholder approval as discussed below.  The Board and the Independent Directors unanimously resolved to submit the Proposed Amendment to the shareholders of the Fund for their approval. If approved, the Proposed Amendment will become effective as of the date of the Meeting. The Board recommends that the shareholders vote FOR approval of the Proposed Amendment.

                Current Management Agreement.

Under the Management Agreement, the Manager is responsible for furnishing management and investment advisory services to the Fund, including, without limitation, performing administrative services necessary for the operation of the Fund and managing the Fund’s portfolio.

                Under the current Management Agreement, the Manager receives monthly compensation at an annual rate that varies according to the assets of the Fund as set forth in the table below. The Manager’s compensation is calculated and accrued daily and paid monthly.

                The Management Agreement includes an expense limitation (the “Expense Cap”) under which the Manager will reimburse the Fund to the extent necessary to prevent the Fund’s annual ordinary operating expenses (excluding taxes, expenses related to the execution of portfolio transactions and the investment activities of the Fund (such as, for example, interest, dividend expenses on securities sold short, brokerage commissions and fees and expenses charged to the Fund by any investment company in which the Fund invests) and extraordinary charges such as litigation costs) from exceeding 2.0% of the Fund’s average net assets. The Management Agreement, which may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, currently is in effect for an annual term ending at the next annual meeting of the Board in June 2010. The Management Agreement may be continued in effect from year to year, in accordance with its terms, provided such continuance is approved at least annually by the Board, including a majority of the Independent Directors, or by vote of a majority of the outstanding voting securities of the Fund.

                Proposed Amendment to Management Agreement.

                Section (a) of Article III of the Management Agreement currently provides that the Fund pays the Manager an investment management fee at the annual fee rates as set forth in the following table:

Annualized Percentage of Average Daily Net Assets	Fund Asset Level
.90%	$0 - $100,000,000
.80%	$100,000,001-$200,000,000
.70%	$200,000,001-$300,000,000
.60%	$300,000,001-$500,000,000
.50%	over $500,000,001

This advisory fee rate has been in effect since November 1993 and has not been changed or modified since that time. At its June 17, 2009 meeting, the Manager presented a proposal to the Board in support of renewing the Management Agreement and increasing the advisory fee.  The Board unanimously approved a proposed amendment to the Management Agreement to increase the annual management fee rate payable to the Manager by the Fund.  The increase approved by the Board, which is at the annual fee rates set forth in the following table, was smaller than the increase proposed and sought by the Manager:

Annualized Percentage of Average Daily Net Assets	Fund Asset Level
1.00%	$0 - $250,000,000
.90%	$250,000,001-$500,000,000
.80%	over $500,000,001

During the fiscal year ended April 30, 2009, the aggregate fee amount paid by the Fund to the Manager was $1,894,550.  If the proposed new advisory fee schedule had been in effect, the aggregate fee amount paid by the Fund to the Manager for that period would have been $2,280,870, which would represent an increase of approximately 20% above the fees actually paid under the current Management Agreement as of that date.  If the Proposed Amendment is approved by shareholders, the increase in advisory fees would reduce the Fund's net returns because the Fund will have higher expenses than it currently does.  The Proposed Amendment does not contemplate any other changes to the Management Agreement. The entirety of the Proposed Amendment is attached hereto as Exhibit B.

Comparison of Fees and Expenses.

The following expense table and example provide a comparison of the Fund's annual operating expenses based on total net assets for the fiscal year ended April 30, 2009, and pro forma expenses showing these same expenses adjusted for the proposed advisory fee increase.

Fees and Expenses - Current and Pro Forma as of April 30, 2009

	Current		Pro Forma
Shareholder Fees (fees paid directly from your investment)
Redemption fee (as a percentage of amount redeemed)		2.00% (1)		2.00% (1)
Annual Fund Operating Expenses (expenses that are deducted from assets)
Management fees		0.83%		1.00%
Distribution (12b-1) expenses		None		None
Other expenses		1.06%		1.06%
Administrative expenses	0.27%		0.27%
Interest expense	0.24%		0.24%
Dividend Expense on Short Sales of Securities	0.55% (2)		0.55% (2)
Acquired Fund Fees and Expenses		0.11% (3)		0.11% (3)

Total Annual Fund Operating Expenses		2.00% (4)		2.17% (4)

(1) The redemption fee is charged upon any redemption of Fund shares occurring within a six-month period following the issuance of such shares. The redemption fee is retained by the Fund for the benefit of remaining shareholders.

(2) SEC Regulation S-X Rule 6-03(g) requires cash dividends declared on stocks in which the Fund has a short position as of the record date to be recognized as an expense on the ex-dividend date.

(3) “Acquired Fund Fees and Expenses” are fees and expenses incurred indirectly by the Fund as a result of its investments in shares of one or more “acquired funds” as defined in the registration form applicable to the Fund, which generally includes investments in other mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

(4) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights table for the Fund in the Fund’s annual report for the same period, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example - Current and Pro Forma as of April 30, 2009

This example is intended to help you compare the cost of investing in the Fund (based on the Fund’s current expenses and pro forma expenses showing these same expenses adjusted for the proposed advisory fee increase) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s fees and expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Current	$203	$627	$1,078	$2,327
Pro forma	$220	$679	$1,164	$2,503

Board Considerations in Renewing the Current Management Agreement and Proposed Amendment

                The Board considered the renewal of the current Management Agreement at an in-person meeting at the office of Caldwell & Orkin, Inc., Norcross, Georgia on June 17, 2009. At that meeting, the Board also considered the Manager's proposal for an increase to the investment management fee under the Management Agreement. In evaluating the Proposed Amendment, the principal areas of review included (1) the change in the Fund’s investment style from long-only to long/short, and the consequent increase in the Manager’s workload and responsibility since the implementation of the Fund’s current management fee; (2) the current and proposed management fees as compared to those of other long/short funds; (3) the favorable performance of the Fund; and (4) the long tenure of the Fund’s portfolio manager.

                Prior to the meeting, the Independent Directors and their independent legal counsel requested and received (i) a memorandum from Paul, Hastings, Janofsky & Walker LLP (legal counsel to the Manager and the Fund) regarding the issues and legal standards the Board should consider in evaluating whether to renew the Management Agreement; and (ii) a memorandum from the Manager to the Board which included, among other things, the Manager’s Form ADV; information about the Fund’s personnel, policies and financial circumstances; data regarding the Fund’s performance record and the performance records of other funds in the long/short category; and information about the Fund’s expense ratio and management fees, and the expense ratios and management fees of other funds in the long/short category. The Independent Directors also received a memorandum from the Manager proposing an increase in the investment management fee paid to the Manager under the Management Agreement.

                The Independent Directors and their independent legal counsel met without members of management present to review the materials presented, and to discuss the investment management and administrative services provided by the Manager to the Fund, the income, expenses and profitability of the Manager related to the Fund and related information about the Fund. The Independent Directors and their independent legal counsel also met with management of the Manager in their consideration of renewal of the current Management Agreement and proposed management fee increase. Throughout the deliberation process, the Independent Directors were advised by their independent counsel.

                The factors considered by the Independent Directors in the consideration of the current Management Agreement and Proposed Amendment and the main reasons for the Independent Directors' approval of both are summarized below.

Current Management Agreement Renewal.

                As a part of their evaluation process of the current Management Agreement, the Independent Directors considered various factors they determined to be relevant, including the material factors detailed below. None of the factors was a sole determining factor; rather, consideration of all the factors formed the basis for the Independent Directors’ decision. The material factors considered by the Independent Directors included, without limitation, the following:

(i)  The nature, extent, and quality of the services provided by the Manager. In this regard, the Independent Directors reviewed the services being provided by the Manager to the Fund including, without limitation, its investment advisory and administrative services since the Fund’s inception, its coordination of services and distribution efforts for the Fund over the years, and its provision of officers to the Fund (other than the Fund’s chief compliance officer) without additional compensation. After reviewing the foregoing information, the Independent Directors concluded that the quality, extent and nature of the services provided by the Manager met or exceeded expectations.

(ii)  The costs of the services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Fund. In this regard, the Independent Directors considered the Manager’s staffing, personnel and methods of operating; the financial condition of the Manager and the level of commitment to the Fund and the Manager by the principals of the Manager; the asset levels of the Fund; and the overall expenses of the Fund. The Independent Directors noted and discussed the Fund’s Expense Cap as well as the considerations discussed below regarding the Proposed Amendment. The Independent Directors also considered potential benefits for the Manager in managing the Fund, including the ability for the Manager to pay for research with Fund trades that may benefit Manager clients other than the Fund. The Independent Directors then compared the fees and expenses of the Fund (including the current and proposed management fee) to other funds in the long/short category. The Independent Directors noted that the Manager’s current fees were generally lower than other funds employing long/short strategies, and that the Fund’s expense ratio was among the lowest for those funds. Specifically, the Independent Directors noted that the Manager’s current fees were lower than the average and median fees of 48 funds in the universe of long/short funds selected by an independent third-party provider of mutual fund data and analysis, and in fact were lower than the management fees of all but six of the 48 funds in that universe. The Independent Directors also observed that the total expenses of the Fund were lower than all but a few of the 48 funds in that universe.  The Independent Directors noted that in light of the Fund’s active and disciplined investment strategy, its performance and other considerations discussed below, a higher fee to the Manager would be more in line with fees charged by other funds with similar strategies and the time and personnel resources spent by the Manager in the management of the Fund’s portfolio.  Following this comparison and upon further consideration and discussion of the foregoing, the Independent Directors concluded that the fees paid to the Manager were low relative to the services rendered and other factors, and agreed than an increase was reasonable and in order.

(iii)  The investment performance of the Fund and Manager. In this regard, the Independent Directors compared the performance of the Fund with the performance of a benchmark index and comparable funds managed by other advisers. In particular, the Independent Directors considered the Fund’s absolute and relative performance for the one-, five- and ten-year periods ending April 30, 2009, as compared to the performance of the comparable share class of 63 long/short funds as categorized by and available through Charles Schwab & Co., Inc., (the “Selected Performance Universe”), noting that the Fund ranked first, second and third in the Selected Performance Universe for those respective time periods. The Independent Directors also noted that the Fund had outperformed the S&P 500 for the year-to-date, one-year, three-year and five-year periods ended May 31, 2009, that the Fund’s three-year and five-year performance for the periods ending April 30, 2009 were rated five stars by Morningstar, Inc., and that the Fund has an overall rating of four stars. The Independent Directors also considered the consistency of the Manager’s management of the Fund with the Fund’s investment objective and policies, and long-term performance of the Fund and the Manager’s separate accounts. Following further discussion, the Independent Directors concluded that the investment performance of the Fund and Manager met or exceeded expectations and was consistent with the Fund’s objectives and policies.

(iv)  The extent to which economies of scale would be realized as the Fund grows, and whether advisory fee levels reflect these economies of scale for the benefits of the Fund’s investors. In this regard, the Independent Directors considered the Fund’s fee arrangements with the Manager, the Fund’s fee arrangements with other service providers, and the Expense Cap. The Independent Directors considered the Fund’s current and proposed fee level breakpoints, and noted that the Fund’s shareholders benefit from economies of scale, as the Manager’s management fees are reduced as asset levels increase. Following further discussion of the Fund’s current asset levels and fee breakpoints, the Independent Directors determined that the Fund’s fee arrangements with the Manager reflect economies of scale for the benefit of Fund shareholders.

                Based upon its evaluation of the information, materials and factors detailed above, the Board, including all of the Independent Directors, concluded: (i) that the terms of the current Management Agreement were fair and reasonable to the Fund in light of the nature and quality of services performed by the Manager for the Fund; (ii) that they were satisfied with the Manager’s services, personnel and investment strategy and performance; and (iii) that it was in the best interest of the Fund and its shareholders to renew the Management Agreement. However, the Independent Directors also determined that a management fee increase should be considered and ultimately resolved to submit the Proposed Amendment to the shareholders for approval and adoption for the reasons stated above and below.

Proposed Amendment

In approving the Proposed Amendment for submission to the shareholders, the Independent Directors considered, among other things, that the Management Agreement was originally entered into by the Manager and the Fund as of November 16, 1993.  At that time, the Fund invested only in long security positions and did not engage in short sales. The Independent Directors considered that in a long-only environment, the greatest loss that can be sustained with respect to any given security is the amount of the original investment in such security, while the greatest potential loss is unlimited when shorting securities.  Consequently, a long/short investment style requires a different set of enhanced risk controls, including intense and constant monitoring of portfolio securities, that a long-only investment style does not.  Additionally, compared to long-only securities analysis, analysis of potential short sale candidates involves different skill sets, including the ability to detect fraud and other factors that may adversely affect a stock price.  Therefore, a greater level of expertise is required to effectively employ a long/short investment style.

The Independent Directors noted that on May 2, 1994 the Manager changed its investment approach from long-only to a long/short strategy and short positions were limited to 25% of the Fund’s net assets.  On August 29, 1997, that limitation was raised to 40%, and on November 16, 1998, it was further increased to 60%.  The increases in short position limits were intended to benefit the Fund’s shareholders, and that extra investment latitude resulted in a greater degree of work for the Manager.  While the Manager’s workload and responsibility increased, its fee schedule did not.  The Independent Directors agreed that the management fee should appropriately reflect and be commensurate with the level of work involved to manage the Fund.

When the Fund began to employ short selling in 1994, to the knowledge of management of the Fund there were only three other publicly available mutual funds that employed long/short investment styles.  Long/short investing is now generally accepted and in demand, and there are many long/short mutual funds publicly available.  The Independent Directors considered that for the six months ended October 31, 2008, the Fund’s blended management fee rate was 0.83% of average daily net assets.  Based on the assets as of the close on May 20, 2009 the blended rate on an annualized basis was 0.78%.  The Independent Directors considered that as of May 15, 2009, the average management fee rate for a representative sample of 48 long/short mutual funds from different fund families selected by an independent provider of mutual fund data and analysis was 1.25%, and the median management fee rate was 1.18%, as compared to the Fund’s annual management fee rate of 0.83% for the Fund (as of April 30, 2009), and that in that universe of 48 funds, the Fund’s rate was the seventh lowest.

The Independent Directors also considered that the Fund’s portfolio manager, Mr. Orkin, has a 17-year tenure in managing the Fund (the longest tenure reflected in the group of 48 funds referred to above).  The average manager tenure in the representative group of 48 long/short mutual funds is 3.53 years, and the median is 2.15 years.  This long-term, seasoned tenure, encompassing both “bull” and “bear” market environments, is an important asset for the Fund.  In addition, the Fund’s Assistant Portfolio Managers, Mr. David Bockel and Mr. Patrick Fleming, who have full discretion to manage the Fund in Mr. Orkin’s absence, are both very experienced.  Mr. Bockel joined Caldwell & Orkin in 2000 as an Operations Specialist, and joined its investment team in 2002.  Mr. Fleming joined the firm in an investment management capacity in 2002.  The Independent Directors recognized that in order to develop and retain exceptionally qualified staff, the Manager needs to have the ability to offer competitive wages and benefits, and that the Fund’s current fee structure effectively puts the Manager at a competitive disadvantage relative to other advisers.

The Independent Directors also considered that although the Management Agreement provides for the Fund to pay a portion of its compliance costs, the Manager pays a significantly greater amount of these costs than the Fund.  The Independent Directors noted that such costs did not exist and were not contemplated when the original Management Agreement was signed in 1993, and consequently were not taken into account when assessing a fair and competitive fee structure for the Manager. The Independent Directors also considered that the proposed fee will still maintain a breakpoint structure, thus affording Fund shareholders the benefits of economies of scale achieved by higher asset levels.

The Independent Directors also noted that the Fund’s performance (both short-term and long-term) and risk characteristics are superior when compared to other funds in the Selected Performance Universe, as well as to the S&P 500 Total Return index (sometimes also referred to as the S&P 500 with Income index), the Fund’s benchmark.

As part of its proposal to the Independent Directors, the Manager proposed a higher fee increase than the one approved by the Independent Directors and included in the Proposed Amendment. Specifically, the Manager had requested a fee of 1.20% for assets up to $500 million, 1.10% for assets from $500 million to $800 million and 1.0% for assets over $800 million. After considering all factors and following its discussions with the Manager, however, the Independent Directors concluded the fee increase reflected in the Proposed Amendment represented a more appropriate and reasonable balance between the legitimate reasons for the Manager to have requested a fee increase and the interest of the Fund to keep fees and expenses as low as is reasonable under the circumstances.

If the Proposed Amendment is approved, at the Fund’s April 30, 2009 asset level, the Fund’s advisory fee rate on an annualized basis would have been 0.98% (0.96% at the September 30, 2009 asset level), which is both below the 1.25% average and 1.18% median rate of funds in the universe of 48 funds referred to above, notwithstanding that the Fund's performance places it at the top of the Selected Performance Universe.

                After considering the foregoing factors, the Independent Directors concluded that increasing the management fee payable to the Manager by the Fund as set forth in the Proposed Amendment is justified and in the best interests of the Fund and its shareholders.  Accordingly, the Independent Directors resolved to submit the Proposed Amendment to the shareholders for approval and adoption.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL 1.

VOTE REQUIRED

                Approval of Proposal 1 requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, as defined under the Investment Company Act of 1940, as amended (the “1940 Act”). This means that Proposal 1 must be approved by (i) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding voting securities of the Fund, whichever is less. Each outstanding share of the Fund is entitled to one vote per share, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote.

EFFECT IF PROPOSAL NOT APPROVED

                The proposal for the approval of the Proposed Amendment to the Management Agreement requires the affirmative vote of a majority of the outstanding voting securities of the Fund. If the proposal to approve the Proposed Amendment to the Management Agreement is not approved, the Management Agreement shall remain unchanged and continue in effect so long as it continues to be approved annually by a majority of the Fund’s Independent Directors.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

                The Board does not intend to present any other business at the Meeting, nor is it aware that any shareholder intends to do so. If, however, any other matters are properly brought before the special meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

ADDITIONAL INFORMATION

                The expense of preparing, printing and mailing the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Manager. The Manager may reimburse broker-dealers and others, if applicable, for their reasonable expenses, if any, in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund.

                In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, electronic mail, telephone, telegraph or personal interview by officers of the Fund and the Manager.  ________________ has been hired to assist in the proxy solicitation. Estimated proxy solicitation fees for ____________ are estimated at approximately $_______ and shall be borne by its Manager.

                Shareholder Proposals. As a Maryland corporation, the Fund does not intend to, and is not required to, hold annual meetings of shareholders except under certain limited circumstances. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the Fund, 5185 Peachtree Parkway, Suite 370, Norcross, Georgia 30092-6541. Shareholder proposals submitted for inclusion in a proxy statement and form of proxy for the Fund’s next annual meeting (or special meeting in lieu thereof) must be submitted within a reasonable time before the Fund begins to print and mail its proxy materials. Notice of a shareholder proposal submitted outside the processes of Securities and Exchange Commission (“SEC”) Rule 14a-8 will be considered untimely if not received within a reasonable time before the Fund mails its proxy materials for the current year.

                Shareholder Communications With Directors. Shareholders who wish to communicate with the Board or individual Directors should write to the Board or the particular Director in care of the Fund, at the offices of the Fund. All communications will be forwarded directly to the Board or the individual Director.

                Shareholders also have an opportunity to communicate with the Board at shareholder meetings. The Fund does not have a policy requiring Directors to attend shareholder meetings.

                Reports to Shareholders. The Fund’s Statement of Additional Information, as well as the Fund’s most recent Annual Report to Shareholders may be obtained without charge by calling 1-800-237-7073, mailing a request to: The Caldwell & Orkin Funds, Inc., 5185 Peachtree Parkway, Suite 370, Norcross, Georgia 30092-6541, or by visiting the Fund’s website at www.caldwellorkin.com.

                Voting Rights. Shareholders of record on the Record Date are entitled to be present and to vote at the special meeting. Each share or fractional share is entitled to one vote or fraction thereof on all matters submitted to shareholders at the special meeting. The Fund has one class of common stock, which has a par value of $0.10 per share.

               If the enclosed proxy card is properly executed and returned in time to be voted at the special meeting, the shares represented by the proxy card will be voted in accordance with the instructions marked on the proxy card. If you specify a vote on any Proposal, your proxy will be voted as you indicated, and any Proposal for which no vote is specified will be voted FOR that Proposal. If no instructions are marked on the proxy card, the proxy will be voted FOR each proposal. Any shareholder giving a proxy has the power to revoke it prior to its exercise by submitting a letter of revocation or a later dated proxy card to the Fund at the address indicated on the enclosed envelope provided with this Proxy Statement. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the special meeting in the same manner that proxies voted by mail may be revoked.

                In tallying shareholder votes, abstentions and “broker non-votes” (i.e., shares held by brokers or nominees where (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter) will be counted as shares that are present for purposes of determining the presence of a quorum but will not be included in determining votes for or against a proposal. As a result, abstentions and broker non-votes will be a vote against any proposal where the required vote is a percentage of the shares outstanding. Therefore, with respect to Proposal 1, abstentions and broker non-votes have the effect of a vote “against” such proposal.

                Quorum; Adjournment. A quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares entitled to vote at the special meeting. In the event that a quorum is not present at the special meeting or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, or for any other reason, the persons named as proxies may propose one or more adjournments of the special meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the special meeting in person or by proxy and voting on the question of adjournment. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any such proposal against any such adjournment. Abstentions and broker non-votes will have no effect on the outcome of a vote on adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval and it is otherwise appropriate.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS ARE
THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS
SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Exhibit A

MANAGEMENT AGREEMENT

     AGREEMENT made this 16th day of November, 1993, by and between The Caldwell & Orkin Aggressive Growth Fund (hereinafter referred to as the “Fund”) of The Caldwell & Orkin Funds, Inc., a Maryland corporation (hereinafter referred to as the “Company’) and C&O FUNDS ADVISOR, INC., a Georgia corporation (hereinafter referred to as the “Manager”).
WITNESSETH:

     WHEREAS, the Company is engaged in business as an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the “Investment Company Act”); and

     WHEREAS, the Manager is willing to provide management and investment advisory services to the Fund on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Company, on behalf of the Fund, and the Manager hereby agree as follows:

ARTICLE I

Duties of the Manager

     The Company hereby employs the Manager to act as the manager and investment adviser of the Fund and to furnish the management and investment advisory services described below, subject to the supervision of the Board of Directors of the Company, for the period and on the terms and conditions set forth in this Agreement. The Manager hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein. The Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company or the Fund in any way or otherwise be deemed an agent of the Company or the Fund.

     (a) Management Services. The Manager shall perform (or arrange for the performance by its affiliates or such other persons as the Manager may determine from time to time) the management and administrative services necessary for the operation of the Fund, including, without limitation, processing shareholder orders, administering shareholder accounts and handling shareholder relations. The Manager shall provide the Fund with office space, equipment and facilities and such other services as the Manager, subject to review by the Board of Directors of the Company, shall from time to time determine to be necessary or useful to perform its obligations under this Agreement. The Manager shall also, to the extent requested by the Company or the Fund, conduct relations with custodians, depositories, transfer agents, dividend disbursing agents, other shareholder service agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Manager shall make reports to the Board of Directors of the Company of its performance of obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable.

     (b) Investment Advisory Services. The Manager shall provide the Fund with such investment research, advice and supervision as the Fund may from time to time consider necessary for the proper supervision of the assets of the Fund, shall furnish continuously an investment program for the Fund and shall determine from time to time which securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held in the various securities in which the Fund invests or cash, subject always to the restrictions of the Articles of Incorporation and By-laws of the Fund, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the Fund’s investment objectives, investment policies and investment restrictions as the same are set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the Securities Act of 1933, as amended (the “Prospectus” and “Statement of Additional Information,” respectively). The Manager shall also make decisions for the Fund as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s portfolio securities shall be exercised. Should the Board of Directors of the Company at any time, however, make any definite determination as to investment policy and notify the Manager thereof in writing, the Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Fund’s account with brokers or dealers selected by it, and to that end, the Manager is authorized as the agent of the Fund to give instructions to the custodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund. With respect to execution of transactions for the Fund, the Manager shall place all orders for the purchase or sale of portfolio securities with brokers or dealers selected by the Manager. In connection with the selection of such broken or dealers and the placing of such orders, the Manager is directed at all times to obtain for the Fund the most favorable execution and price; after fulfilling this primary requirement of obtaining the most favorable execution and price, the Manager is hereby expressly authorized to consider as a secondary factor in selecting brokers or dealers with which such orders may be placed whether such firms furnish statistical, research and other information or services to the Manager. Receipt by the Manager of any such statistical or other information and services should not be deemed to give rise to any requirement for abatement of the advisory fee payable pursuant to Article III hereof. The Manager may follow a policy of considering sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions, subject to the requirements of best execution discussed above.

ARTICLE II

Allocation of Charges and Expenses

     (a) The Manager. The Manager assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement, and shall at its own expense, provide the office space, equipment and facilities which it is obligated to provide under Article I hereof, and shall pay all compensation of officers of the Company and all directors of the Company who are affiliated persons of the Manager.

     (b) The Fund. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund (except for the expenses incurred by the Fund’s Distributor), including, without limitation: redemption expenses, taxes, expenses of portfolio transactions, costs of printing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information, charges of the custodian and transfer agent, Securities and Exchange Commission fees, expenses of registering the shares under Federal and state securities laws, fees and actual out-of-pocket expenses of directors who are not affiliated persons of the Manager, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund. It is also understood that the Fund will reimburse the Manager for its costs in providing accounting services to the Fund.

ARTICLE III

Compensation of the Manager

     (a) Management Fee. For the services rendered under Article I above, the facilities furnished and expenses assumed by the Manager, the Fund shall pay to the Manager monthly compensation at an annual rate, which will vary according to the assets of the Fund. Such annual rate will be determined as follows: (i) 0.90% of the average daily net assets up to $100 million; (ii) 0.80% of the average daily net assets in excess of $100 million but not more than $200 million; (iii) 0.70% of the average daily net assets in excess of $200 million but not more than $300 million; 0.60% of average daily net assets in excess of $300 million but not more than $500 million; and (iv) 0.50% of the average daily net assets in excess of $500 million. Said annual rate will be calculated as hereinafter set forth, commencing on the day following effectiveness hereof. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and paid monthly in accordance with this article and by applying the applicable percentage component of the annual rate as set forth above to the average daily net assets of the Fund determined as of each business day and adding to that amount any applicable fixed sum amount as set forth above. If the Agreement becomes effective subsequent to the first day of the month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in an amount consistent with the calculation of fees as set forth above. Subject to the provisions of subsection (b) and (c) hereof, payment of the Manager’s compensation for the proceeding month shall be made as promptly as possible after completion of the computations contemplated by subsection (b) and (c) hereof.

     (b) Notwithstanding anything to the contrary in this Article III, the Manager hereby agrees to waive 0.40% of its compensation under subsection (a) hereof until February, 1994 and 0.20% until February, 1995.

     (c) Expense Limitations. In the event the operating expenses of the Fund, including amounts payable to the Manager pursuant to subsection (a) hereof, for any fiscal year ending on a date on which this Agreement is in effect exceed the expense limitations applicable to the Fund imposed by applicable state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Manager shall reimburse the Fund in the amount of such excess; provided, however, to the extent permitted by law, there shall be excluded from such expenses the amount of any distribution, interest, taxes, brokerage commissions and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Fund. Should two or more such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Manager’s fee shall be applicable. Should no state expense limitation be applicable to the Fund, the Manager agrees to reimburse the Fund to the extent necessary to prevent its annual ordinary operating expenses (excluding taxes, brokerage commissions and extraordinary charges such as litigation costs) from exceeding 2.0% of the Fund’s average net assets.

ARTICLE IV

Limitation of Liability of the Manager

     The Manager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article IV, the term “Manager” shall include any affiliates of the Manager performing services for the Fund contemplated hereby and directors, officers and employees of the Manager and such affiliates. Federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and nothing herein shall constitute a waiver or limitation of any rights which the Company or the Fund may have under applicable federal or state laws.

ARTICLE V

Activities of the Manager

     The services of the Manager to the Fund are not to be deemed to be exclusive, the Manager being free to render services to others. It is understood that directors, officers, employees and shareholders of’ the Fund are or may become interested in the Manager, as directors, officers, employees and shareholders or otherwise and that directors, officers, employees and shareholders of the Manager are or may become similarly interested in the Fund, and that the Manager may become interested in the Fund as shareholder or otherwise.

ARTICLE VI

Compliance with Laws

     The Manager will comply with all applicable laws in acting hereunder including, without limitation, the Investment Company Act, the Investment Advisers Act of 1940, as amended, and all rules and regulations duly promulgated under the foregoing.

ARTICLE VII

Severability

     Each provision of this Agreement is intended to be severable. If any provision of this Agreement shall be held illegal or made invalid by court decision, statute, rule or otherwise, such illegality or invalidity shall not affect the validity or enforceability of the remainder of this Agreement.

ARTICLE VIII

Duration and Termination of this Agreement

     This Agreement shall become effective as of the date first above written and shall remain in force until November 15, 1995, and thereafter but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Company, or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of the Fund, or by the Manager, on fourteen days’ written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

ARTICLE IX

Amendments of this Agreement

     As to any material provision of this Agreement, this Agreement may be amended by the parties only if such amendment is specifically approved by (i) the vote of a majority of the outstanding voting securities of the Fund, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party, cast in person at meeting called for the purpose of voting on such approval.

ARTICLE X

Definitions of Certain Terms

     The terms “vote of a majority of the outstanding voting securities,” “assignment, “affiliated person” and “interested person,” when used in this Agreement, shall have the respective meanings specified in the Investment Company Act.

ARTICLE XI

Governing Law

     This Agreement shall be construed in accordance with laws of the State of Georgia and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of Georgia, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

CALDWELL & ORKIN AGGRESSIVE GROWTH FUND of THE CALDWELL & ORKIN FUNDS, INC.

By: The Caldwell & Orkin Funds, Inc.

By: Its:	/s/ Michael B. Orkin President

By:	Mark F. Moots, Jr.

Its:	Treasurer & Principal Accounting Officer

C&O FUNDS ADVISOR, INC.

By: Its:	Michael B. Orkin President

By:	M. Rainey Rembert
Its:	Secretary

AMENDMENT NO. 1 TO THE MANAGEMENT AGREEMENT

     Article II of that certain Management Agreement, dated as of November 16, 1993, by and between The Caldwell & Orkin Market Opportunity Fund, a series of The Caldwell & Orkin Funds, Inc. (the “Company”) and C&O Funds Advisor, Inc. (the “Manager”) (the “Management Agreement”) shall be amended as of this 3rd day of November, 2006, as follows:

Section (a) of Article II of the Management Agreement is hereby deleted in its entirety and restated as follows:

(a) The Manager assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement, and shall at its own expense, provide the office space, equipment and facilities which it is obligated to provide under Article I hereof, and shall pay all compensation of officers of the Company and all Directors of the Company who are affiliated persons of the Manager. Notwithstanding the foregoing, the Board of Directors of the Company shall be authorized to pay out of the assets of the Company such compensation to the chief compliance officer of the Company as the Board of Directors shall deem appropriate from time to time, whether or not the chief compliance officer is an affiliated person of the Manager.

     This Amendment No. 1 to the Management Agreement was approved by the shareholders of the Fund at an Annual Shareholder Meeting held on November 3, 2006.

AMENDMENT NO. 2 TO THE MANAGEMENT AGREEMENT

     Article III of that certain Management Agreement, dated as of November 16, 1993, as amended as of November 3, 2006, by and between The Caldwell & Orkin Market Opportunity Fund, a series of The Caldwell & Orkin Funds, Inc. (the “Company”) and C&O Funds Advisor, Inc. (the “Manager”) (the “Management Agreement”) shall be amended as of this 10th day of December 2008, as follows:

Section (c) of Article III of the Management Agreement is hereby deleted in its entirety and restated as follows:

(c) Expense Limitations. The Manager agrees to reimburse the Fund to the extent necessary to prevent its annual ordinary operating expenses (excluding taxes, expenses related to the execution of portfolio transactions and the investment activities of the Fund (such as, for example, interest, dividend expenses on securities sold short, brokerage commissions and fees and expenses charged to the Fund by any investment company in which the Fund invests) and extraordinary charges such as litigation costs) from exceeding 2.0% of the Fund’s average net assets.

     This Amendment No. 2 to the Management Agreement was approved by the shareholders of the Fund at a Special Shareholder Meeting held on December 10, 2008.

Exhibit B
Proposed Amendment

AMENDMENT NO. 3 TO THE MANAGEMENT AGREEMENT

     Article III of that certain Management Agreement, dated as of November 16, 1993, as amended as of November 3, 2006, and December 10, 2008, by and between The Caldwell & Orkin Market Opportunity Fund, a series of The Caldwell & Orkin Funds, Inc. (the “Company”) and C&O Funds Advisor, Inc. (the “Manager”) (the “Management Agreement”) shall be amended as of this __ day of ____________ 2009, as follows:

Section (a) of Article III of the Management Agreement is hereby deleted in its entirety and restated as follows:

(a) Management Fee. For the services rendered under Article I above, the facilities furnished and expenses assumed by the Manager, the Fund shall pay to the Manager monthly compensation at an annual rate, which will vary according to the assets of the Fund. Such annual rate will be determined as follows: (i) 1.00% of the average daily net assets up to $250 million; (ii) 0.90% of the average daily net assets in excess of $250 million but not more than $500 million; and (iii) 0.80% of the average daily net assets in excess of $500 million. Said annual rate will be calculated as hereinafter set forth, commencing on the day following effectiveness hereof. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and paid monthly in accordance with this article and by applying the applicable percentage component of the annual rate as set forth above to the average daily net assets of the Fund determined as of each business day and adding to that amount any applicable fixed sum amount as set forth above. If the Agreement becomes effective subsequent to the first day of the month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in an amount consistent with the calculation of fees as set forth above. Subject to the provisions of subsection (b) and (c) hereof, payment of the Manager's compensation for the proceeding month shall be made as promptly as possible after completion of the computations contemplated by subsection (b) and (c) hereof.

     This Amendment No. 3 to the Management Agreement will be adopted if and when it is approved by the shareholders of the Fund pursuant to the Special Shareholder Meeting that will occur on ____________, 2009.

PROXY SOLICITED FOR SPECIAL MEETING
OF SHAREHOLDERS OF
THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND
_______________, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned, revoking previous instructions, hereby appoints Michael B. Orkin and William C. Horne, and each of them, with full power of substitution and revocation, as proxies, to vote all shares of common stock of the Caldwell & Orkin Market Opportunity Fund (the “Fund”) that the undersigned would be entitled to vote if at the Special Meeting of Shareholders of the Fund, and at any and all adjournments thereof, upon the matters described in the Notice of Special Meeting and Proxy Statement.  Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof. The Meeting will be held at 5185 Peachtree Parkway, Suite 370, Norcross, Georgia 30092-6541, on _______________, 2009 at _______________, Eastern Time, or at such other place and/or time as the Board of Directors may determine in order to accommodate any significant increase in anticipated attendance at the Meeting. Notice of any change in the place and/or time of the Meeting will be given to shareholders of the Fund not less than ten days prior to the Meeting. The proxies named above are directed to vote on the matters described in the Notice of Special Meeting and Proxy Statement as specified on the reverse side. Receipt of the Notice of Special Meeting and the accompanying Proxy Statement is hereby acknowledged.

PLEASE VOTE, SIGN, DATE AND PROPERLY MAIL THIS VOTING INSTRUCTION IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

This voting instruction shall be signed exactly as your name(s) appear hereon. If attorney, executor, guardian or in some other capacity or as an officer of a corporation, please state capacity or title as such. If more than one name appears, all must sign.

Date: _____________, 2009

Signature

Signature (joint owners)

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND MAIL THIS VOTING INSTRUCTION FORM IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

This Voting Instruction Form, when properly executed, will be voted in accordance with the instructions marked below by the undersigned. In the absence of contrary instructions, this Form will be voted FOR the proposals.
The following are the general rules for signing proxy cards to avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.
2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.
3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.
1.	Proposal to approve the Proposed Amendment to the Management Agreement of the Fund.

FOR ☐	AGAINST ☐	ABSTAIN ☐

PLEASE CHECK HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON:      ☐